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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 29, 2002

                         PentaStar Communications, Inc.
             (Exact name of registrant as specified in its charter)

  Delaware                             0-27709                   84-1502003
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 (State or other jurisdiction  (Commission File Number)        (IRS Employer
  of incorporation)                                         Identification No.)

                1660 Wynkoop Street, Suite 1010. Denver, CO 80202
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 825-4400

                                      None
                                      ----
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events

                  Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Company's related press release dated March 29, 2002, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         Exhibit 99 Press release of the Company dated March 29, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 29, 2002                    PENTASTAR COMMUNICATIONS, INC.

                                             By:   /s/ Robert S. Lazzeri
                                                -------------------------------
                                                       Robert S. Lazzeri
                                                       Chief Executive Officer